UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2011

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(989) 636-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) New Director

On March 24, 2011 the Board of Directors of The Dow Chemical Company (the “Company”) elected Jennifer M. Granholm a Director of the Company.

At the present time, Governor Granholm has not been named to any Board committees.

There is no arrangement or understanding between Governor Granholm and any other person pursuant to which Governor Granholm was elected as a Director of the Company. There are no transactions in which Governor Granholm has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2011	THE DOW CHEMICAL COMPANY

	By:	/s/ CHARLES J. KALIL
Name: Charles J. Kalil
Title: Executive Vice President, General Counsel and Corporate Secretary